Shengtai Pharmaceutical, Inc. Announces Annual Meeting Date

WEIFANG, China, Dec. 9, 2011 /PRNewswire-Asia-FirstCall/ -- Shengtai Pharmaceutical, Inc. (OTC Bulletin Board: SGTI) (''Shengtai'' or ''the Company'' or "we" or "us"), a manufacturer and distributor in China of glucose and starch as pharmaceutical raw materials and other starch and glucose products, today announced that its annual shareholder meeting ("Meeting") will be held Monday, February 13, 2012 at 9:00 a.m., local time, at the company's headquarters at Changda Road East, Development District, Changle County, Shandong, The People's Republic of China.

Shareholders of record as of January 11, 2012 will be entitled to receive notice of, and vote at, the Meeting. In addition to this announcement, Shengtai will send a meeting notice, proxy statement and annual report to all such shareholders. This press release constitutes a public announcement of the meeting date. Shareholders who wish to submit nominations of persons for election to the board of directors or proposals to be considered at the Meeting should submit such nominations and/or proposals within 10 days of this announcement in the manner provided in the Company's bylaws. Such nominations and/or proposals should be directed to:

c/o Shengtai Pharmaceutical, Inc.
Changda Road East, Development District
Changle County, Shandong, People's Republic of China 262400
Attn: Nominating Committee

About Shengtai Pharmaceutical, Inc.

Shengtai Pharmaceutical, Inc. through its wholly owned subsidiary, Shengtai Holding, Inc. (SHI), and the Chinese operating company of Weifang Shengtai Pharmaceutical Co., Ltd., is a manufacturer and distributor in china of glucose and starch products as pharmaceutical raw materials, other starch products and other glucose products such as corn meals, food and beverage glucose and dextrin. For more information about Shengtai Pharmaceutical, Inc., please visit http://www.shengtaipharmaceutical.com.

Forward Looking Statements

Certain statements in this press release and oral statements made by the Company constitute forward-looking statements concerning the Company's business and products. These statements include, without limitation, statements regarding our ability to prepare the Company for growth, the Company's planned capacity expansion and predictions and guidance relating to the Company's future financial performance. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs, but they involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand especially in the pharmaceutical industry, pricing and demand trends for the Company's products, changes to government regulations, risk associated with operation of the Company's new facilities, risk associated with large-scale implementation of the Company's business plan, the ability to attract new customers, ability to increase its product's applications, cost of raw materials, downturns in the Chinese economy, and other information detailed from time to time in the Company's filings and future filings with the United States Securities and Exchange Commission. Investors are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release and the Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations.

For more information, please contact:

Shengtai Pharmaceutical, Inc.
Ms. Yukie Ying Gao
Investor Relations Manager
Tel:     86-536-2188831
Email: ir-yukie@shengtaipharmaceutical.com